SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): OCTOBER 22, 2003

                          COMMISSION FILE NO.: 0-49915



                           TELEPLUS ENTERPRISES, INC.
-------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              NEVADA                                    90-0045023
-----------------------------------         -----------------------------------
(STATE  OR  OTHER  JURISDICTION  OF         (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)


                                  465 St Jean,
                                    Suite 601
                                Montreal, Quebec,
                                    H2Y 2R6
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (514) 344-0778
                          -----------------------------
                            (ISSUER TELEPHONE NUMBER)



                            HERBALORGANICS.COM, INC.
                    7708-119A STREET, DELTA, B.C., CANADA V4C 6N6
                          -----------------------------
                            (FORMER NAME AND ADDRESS)


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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

In connection with the reverse merger transaction recently announced, the Registrant changed its name to Teleplus Enterprises, Inc. and now trades under the stock symbol TLPE. In addition, the Registrant affected a 2.375:1 forward stock split and increased the authorized shares from 25,000,000 to 150,000,000 shares of common stock and reauthorized the par value of $.001 per share.

The Registrant previously reported subscription agreements for 9,500,000 shares of the Company's common stock. As the Registrant only had authorized capital for 25,000,000 shares, only 7,000,000 of the 9,500,000 shares have been issued. The Registrant plans to adjust the shares issuable pursuant to the subscription agreements to account for the 2.375:1 forward stock split so that the shares outstanding corresponds with the intentions of the parties.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

(C)     EXHIBITS:

3.1  Certificate  of  Amendment  of  Articles  of  Incorporation


                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

TELEPLUS  ENTERPRISES,  INC.

October  22,  2003

/s/  Marius  Silvasan
-----------------------------------------------
Marius  Silvasan
Chief  Executive  Officer

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Exhibit 3.1


                              ARTICLES OF AMENDMENT
                        TO THE ARTICLES OF INCORPORATION
                                       OF
                            HERBALORGANICS.COM, INC.


Pursuant to the provisions of Section 78.390 of the Nevada Revised Statutes, HerbalOrganics.com, Inc. adopts these Articles of Amendment to the Articles of Incorporation.

The following amendments and additions to the Articles of Incorporation were adopted by unanimous consent of the Board of Directors pursuant to Section
78.315 of the Nevada Revised Statutes and by consent of the majority shareholders pursuant to Section 78.320 of the Nevada Revised Statutes.

                                   ARTICLE I.
                                      NAME
                                      ----

The  name  of  the  corporation  is  Teleplus  Enterprises,  Inc.

                                  ARTICLE III.
                                     CAPITAL
                                     -------

The capitalization of the Corporation is amended to reflect a 2.375:1 forward stock split, to increase the authorized shares from 25,000,000 to 150,000,000 shares of common stock and to re-authorize the par value of $0.001 per share.


The number of shares of the Corporation outstanding at the time of the adoption of the foregoing was 27,500,000 and the number of shares entitled to vote thereon was the same. The number of shares consenting to the action was 17,600,000. The shareholders consenting to the action represent a majority of the issued and outstanding shares.

     Effective  this  10th  day  of  October,  2003.


     /s/ Marius Silvasan
     --------------------------------------------
     Marius  Silvasan,  Chief  Executive  Officer


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